                                                                   Exhibit 10.37
[MALLESONS STEPHEN JAQUES LOGO]
                                                                  EXECUTION COPY




                  Deed of Debenture Trust

                  Dated 7 March 2003

                  Burns, Philp & Company Limited (ABN 65 000 000 359) The entities listed in schedule 1
                  J.P. Morgan Australia Limited (ABN 52 002 888 011)



                  MALLESONS STEPHEN JAQUES
                  Level 28
                  Rialto
                  525 Collins Street
                  Melbourne   Vic   3000
                  T +61 3 9643 4000
                  F +61 3 9643 5999
                  DX 101 Melbourne

                               TABLE OF CONTENTS

Clause                                                                    Page
1     DEFINITIONS AND INTERPRETATION                                         2

      1.1   Definitions                                                      2
      1.2   Interpretation                                                  11
      1.3   Headings                                                        12
      1.4   Issue of Debentures                                             12

2     DECLARATION OF TRUST                                                  12

      2.1   Declaration of trust                                            12
      2.2   Vesting Date                                                    12
      2.3   Name of Trust                                                   12
      2.4   Not used                                                        13
      2.5   Nomination of Beneficiary and Transaction Document              13
      2.6   Security Trustee consent                                        13

3     GENERAL POWERS, RIGHTS AND DUTIES OF SECURITY TRUSTEE                 13

      3.1   Rights and specific indemnities                                 13
      3.2   Delegation                                                      13
      3.3   Directions to Security Trustee                                  14
      3.4   Meetings of Beneficiaries                                       14
      3.5   Retirement of Security Trustee                                  14
      3.6   Removal of Security Trustee                                     14
      3.7   Security Trustee may appoint successor                          14
      3.8   Transfer of rights                                              14
      3.9   Acts of Security Trustee binding                                15
      3.10  Notices to Beneficiaries                                        15
      3.11  Security Trustee's discretions                                  15
      3.12  Determinations of Security Trustee                              15
      3.13  Advisers                                                        15
      3.14  Liability of Security Trustee                                   15
      3.15  Parent Indemnity                                                16
      3.16  Indemnity out of Trust Fund                                     16
      3.17  Indemnity exception                                             16
      3.18  Extent of liability                                             16
      3.19  Appointment of Co-Trustee                                       17
      3.20  Retirement of Co-Trustee; Removal                               17
      3.21  Reference to Security Trustee                                   17
      3.22  Perfection and Maintenance of Security Interest                 18
      3.23  Notice of transfer                                              18
      3.24  Assumptions as to Authenticity                                  18

4     DISTRIBUTION OF RECOVERED MONEY                                       18

      4.1   Interest bearing account                                        18
      4.2   Suspense account                                                18
      4.3   Interest earned on suspense account                             19
      4.4   Distribution                                                    19

Clause                                                                    Page
5     INTER-CREDITOR TERMS                                                  19

      5.1   Share of Recovered Money                                        19
      5.2   Disposal or dealing with Secured Property                       20
      5.3   Benefit of entitlement                                          20
      5.4   Notice of future financial accommodation                        20
      5.5   Continuance of rights, powers and remedies                      20
      5.6   Assignment or transfer of a Security                            21
      5.7   Enforcement and exercise of powers                              21
      5.8   Benefit of Beneficiaries                                        21
      5.9   Marshalling                                                     21
      5.10  Treatment of amounts representing contingencies                 21

6     CREATION AND ISSUE OF DEBENTURES AND DECLARATION OF TRUST             22

      6.1   Issue of Debentures                                             22
      6.2   Place for subscription                                          23
      6.3   Conditions of issue of Debentures                               23
      6.4   Cancellation                                                    23
      6.5   Annual Return                                                   23
      6.6   Register of Debenture Holders                                   23
      6.7   Conclusiveness of Register                                      24
      6.8   Transfers of Debentures                                         25
      6.9   Master Debenture                                                25
      6.10  Register available for inspection                               26

7     ACKNOWLEDGMENT OF INDEBTEDNESS                                        26

      7.1   Status of Debenture                                             26
      7.2   Undertaking to pay                                              26

8     DETERMINATION OF BENEFICIARY'S DEBT                                   27

      8.1   Details of Beneficiary's Debt                                   27

9     NOTICES                                                               27

      9.1   Notices                                                         27
      9.2   Notice takes effect                                             27
      9.3   Taken to be received                                            27

10    MISCELLANEOUS                                                         28

      10.1  Certificate                                                     28
      10.2  Waiver and variation                                            28
      10.3  Exclusion of moratorium                                         28
      10.4  Time of the essence                                             28
      10.5  Further assurances                                              28
      10.6  Inconsistency in remedies                                       28
      10.7  Security Trustee Fees                                           28
      10.8  No merger of security                                           29
      10.9  Principal obligations                                           29
      10.10 Continuing indemnities                                          29
      10.11 Non-avoidance                                                   30
      10.12 Cumulative rights                                               30

Clause                                                                    Page
      10.13 Assignments                                                     30
      10.14 Liability for Taxes and expenses                                30

11    GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS                    31

      11.1  Governing law                                                   31
      11.2  Submission to jurisdiction                                      31
      11.3  Service of process                                              31

12    COUNTERPARTS                                                          31

      12.1  Counterparts                                                    31

SCHEDULE 1 -  INITIAL BORROWERS                                             32

SCHEDULE 2 -  NOTICES                                                       33

SCHEDULE 3 -  NOMINATION OF TRANSACTION DOCUMENTS                           34

SCHEDULE 4 -  FORM OF CO-TRUSTEE ACCESSION DEED                             35

SCHEDULE 5 -  FORM OF MASTER DEBENTURE                                      37

THIS DEED OF DEBENTURE TRUST

      is made on           2003 between the following parties:

      1.    BURNS, PHILP & COMPANY LIMITED ABN 65 000 000 359 ("PARENT")

      2.    THE ENTITIES LISTED IN SCHEDULE 1 (each an "INITIAL BORROWER")

      3.    J.P. MORGAN AUSTRALIA LIMITED ABN 52 002 888 011 ("SECURITY
            TRUSTEE")

RECITALS

      A. Each Borrower will be under a liability to repay money to be received by it in respect of Debentures issued by that Borrower.

      B. The Security Trustee enters into this deed for itself and as trustee for the Beneficiaries from time to time under this deed.

      C. The Security Trustee will hold among other things all its right, title and interest in, to and under the Securities on trust for the Beneficiaries on the terms and conditions of this deed.

      D. The Security Trustee enters into this deed to protect the interests of the Beneficiaries.

THIS DEED WITNESSES

      that in consideration of, among other things, the mutual promises contained in this deed and payment by the Security Trustee to each other party to this deed of the sum of $10 (receipt of which is hereby acknowledged), the parties agree:

1     DEFINITIONS AND INTERPRETATION

      1.1   DEFINITIONS

            In this deed:

            A DOLLARS, AUSTRALIAN DOLLARS AND A$ means the lawful currency of Australia.

            ACTUAL FRAUD means an intentional act or omission by the Security Trustee which the Security Trustee knows is contrary to the interests of the Beneficiaries or is indifferent as to whether it is contrary to their interests or not.

            AUTHORISED OFFICER means:

            (a) in the case of the Security Trustee, a director, secretary or an officer whose title contains the words "manager", "vice-president", "treasurer", "secretary" or a person performing the functions of any of them; and

            (b) in the case of the Parent or a Borrower, a person appointed by the Parent or a Borrower to act as an Authorised Officer for the purpose of this deed.

            BENEFICIARY means each of:

            (a)   a Debenture Holder;

            (b) any other person who the Parent has nominated as a Beneficiary for the purposes of this deed and in respect of whom a document has been nominated as a Transaction Document for the purposes of paragraph (b) of the definition of "Transaction Document" in this deed in accordance with clauses 2.5 and 2.6 of this deed.

            BENEFICIARY'S DEBT means in the case of any Beneficiary, the total of all amounts which are then due for payment, or which or may become due for payment by a Group Party to the Beneficiary, in connection with any Transaction Document in respect of which that Beneficiary is a Beneficiary.

            BORROWER means an Initial Borrower or a New Borrower.

            BRIDGE SENIOR FUNDING AGREEMENT means the agreement dated 4 March 2003 between the Parent, the entities listed in schedule 1 to that agreement, Credit Suisse First Boston, Melbourne Branch, BOS International (Australia) Limited, Rabo Australia Limited and Australia and New Zealand Banking Group Limited (as arrangers), Credit Suisse First Boston, Melbourne Branch (as facility agent) and the financial institutions listed in schedule 2 to that agreement.

            BRIDGE TERM DEBENTURE means an obligation of a Borrower to a person in respect of indebtedness of the Borrower to that person in relation to a debenture subscribed for by that person under the Bridge Term Facility Agreement and issued under clause 6.1(a) of this deed, or assigned or novated to that person pursuant to the Bridge Senior Funding Agreement, this deed and the Bridge Term Master Debenture, such indebtedness being on the terms and conditions set out in this deed and the Bridge Term Master Debenture and recorded in and evidenced by registration in the Register.

            BRIDGE TERM DEBENTURE HOLDER means, at any time, any person who at the time has entered onto the Register as holding a Bridge Term Debenture.

            BRIDGE TERM FACILITY AGREEMENT means the agreement dated 4 March 2003 between the Parent, the entities listed in schedule 1 to that agreement, Credit Suisse First Boston, Melbourne Branch (as facility agent) and the financial institutions listed in schedule 2 to that agreement.

            BRIDGE TERM MASTER DEBENTURE means the Master Debenture in the form of schedule 5 issued under clause 6.9(a).

            BUSINESS DAY means a day (other than a Saturday or Sunday) on which banks are open for business in Sydney and Melbourne.

            CONTROLLER:

            (a) in relation to a Group Party which is incorporated or registered in Australia, has the meaning given to the word "controller" in the Corporations Act, and includes any Receiver; and

            (b) in relation to a Group Party which is incorporated or registered in any jurisdiction other than Australia, means a receiver, receiver and manager or similar official appointed under a Security.

            CORPORATIONS ACT means the Corporations Act 2001 (Cth) of Australia.

            CO-TRUSTEE ACCESSION DEED means a deed substantially in the form of schedule 4 to this deed.

            DEBENTURE means:

            (a)   a Bridge Term Debenture;

            (b)   a Term Debenture;

            (c)   a Revolving Debenture;

            (d)   a US Debenture;

            (e)   a Term B2 Debenture; or

            (f)   a Further Debenture.

            DEBENTURE HOLDER means, at any time, any person who at that time is entered on the Register as holding a Debenture, and who has rights against a Borrower under, and has the benefit of, a Master Debenture.

            EQUIVALENT AMOUNT means, in respect of any Paid Up Amount of a Debenture denominated in a currency (PUA CURRENCY) which is different from the currency of the Face Value Amount of that Debenture (FVA CURRENCY), the amount of FVA Currency that would purchase that Paid Up Amount in that PUA Currency at the relevant Spot Rate for that day.

            EURO means the lawful currency of the member states of the European Union that adopted a single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union.

            EXCLUDED TAX means a Tax on net income in any jurisdiction, other than:

            (a) a Tax that is calculated on or by reference to the gross amount of any payment derived by a party under a Transaction Document or the transactions that a Transaction Document contemplates (unless the Tax is imposed because the party has not given its tax file number to the person who made the payment or because the party has not complied with an applicable certification, information, documentation or other reporting requirement under applicable law); or

            (b) a Tax that is imposed because a party is regarded as being subject to tax in a jurisdiction solely because it is a party to a Transaction Document or solely because it is participating in the transactions that a Transaction Document contemplates (or both).

            FACE VALUE AMOUNT means in relation to:

            (a) a Bridge Term Debenture, the amount recorded in the Register as being the face value amount for that Bridge Term Debenture; and

            (b) a Term Debenture, the amount recorded in the Register as being the face value amount for that Term Debenture; and

            (c) a Revolving Debenture, the amount recorded in the Register as being the face value amount for that Revolving Debenture; and

            (d) a US Debenture, the amount recorded in the Register as being the face value amount for that US Debenture; and

            (e) a Term B2 Debenture, the amount recorded in the Register as being the face value amount for that Term B2 Debenture; and

            (f) a Further Debenture, the amount recorded in the Register as being the face value amount for that Further Debenture.

            FURTHER ASSURANCE means any document including, without limitation, a Security Interest, given by a Group Party to the Security Trustee to provide more effective security to the Security Trustee over the Secured Property for the payment of amounts which are secured by a Security or to enable the Security Trustee to exercise its rights in connection with a Security.

            FURTHER DEBENTURE means an obligation of a Borrower to a person in respect of indebtedness of the Borrower to that person in relation to a debenture (other than a Bridge Term Debenture, Term Debenture, Revolving Debenture, US Debenture or Term B2 Debenture) subscribed for by that person and issued under clause 6.1(g) of this deed, or assigned or novated to that person pursuant to the relevant Further Subscription Agreement, this deed and the relevant Further Master Debenture, such indebtedness being on the terms and conditions set out in this deed and the relevant Further Master Debenture and recorded in and evidenced by registration in the Register.

            FURTHER DEBENTURE HOLDER means, at any time, any person who at the time is entered on the Register as holding a Further Debenture.

            FURTHER MASTER DEBENTURE means a master debenture in the form of schedule 5 issued under clause 6.9(f).

            FURTHER SUBSCRIPTION AGREEMENT means any document under which a Beneficiary subscribes or agrees to subscribe for a Further Debenture.

            GROSS NEGLIGENCE means an act or omission of the Security Trustee where the Security Trustee is indifferent to obvious risk of loss to the Beneficiaries.

            GROUP PARTY means the Parent and any Subsidiary from time to time which is a party to a Transaction Document.

            MAJORITY DEBENTURE HOLDERS has the same meaning as the term "Majority Financiers" in the Security Trust Deed.

            MASTER DEBENTURE means:

            (a)   the Bridge Term Master Debenture; and

            (b)   the Term Master Debenture; and

            (c)   the Revolving Master Debenture; and

            (d)   the US Master Debenture; and

            (e)   the Term B2 Master Debenture; and

            (f)   a Further Master Debenture.

            NEW BORROWER means a person who has executed a deed, in form and substance satisfactory to the Security Trustee, under which it agrees to be bound under this deed as a Borrower.

            PAID UP AMOUNT means in relation to:

            (a) a Bridge Term Debenture, the aggregate of all amounts paid up by a Bridge Term Debenture Holder with respect to its Bridge Term Debenture in accordance with the Bridge Term Facility Agreement, as recorded in the Register; and

            (b) a Term Debenture, the aggregate of all amounts paid up by a Term Debenture Holder with respect to its Term Debenture in accordance with the Term A Facility Agreement, as recorded in the Register; and

            (c) a Revolving Debenture, the aggregate of all amounts paid up by a Revolving Debenture Holder with respect to its Revolving Debenture in accordance with the Revolving Facility Agreement, as recorded in the Register; and

            (d) a US Debenture, the aggregate of all amounts paid up by a US Debenture Holder with respect to its US Debenture in accordance with the US Subscription Agreement, as recorded in the Register; and

            (e) a Term B2 Debenture, the aggregate of all amounts paid up by a Term B2 Debenture Holder with respect to its Term B2 Debenture in accordance with the Term B2 Subscription Agreement, as recorded in the Register; and

            (f) a Further Debenture, the aggregate of all amounts paid up by a Further Debenture Holder with respect to its Further Debenture in accordance with its related Further Subscription Agreement, as recorded in the Register.

            POWER means any right, power, authority, discretion or remedy conferred on the Security Trustee or a Controller by any Transaction Document or any applicable law.

            PRIORITY 1 BENEFICIARY means a Beneficiary whose Beneficiary's Debt arises under a Priority 1 Transaction Document.

            PRIORITY 1 BENEFICIARY'S DEBT means the Beneficiary's Debt of a Priority 1 Beneficiary which arises under a Priority 1 Transaction Document.

            PRIORITY 1 BENEFICIARY'S PROPORTION means on a Recovered Moneys Distribution Date the proportion expressed as a percentage (rounded, if necessary, to the nearest two decimal places) which a Priority 1 Beneficiary's Debt bears to the aggregate of all Priority 1 Beneficiaries Debts on that Recovered Moneys Distribution Date.

            PRIORITY 1 TRANSACTION DOCUMENT means:

            (a)   the Bridge Senior Funding Agreement;

            (b)   the Bridge Term Facility Agreement;

            (c)   the TLA Senior Funding Agreement;

            (d)   the Term A Facility Agreement;

            (e)   the Revolving Facility Agreement;

            (f)   the US Subscription Agreement;

            (g)   the Term B2 Subscription Agreement;

            (h) each Bridge Term Master Debenture, Term Master Debenture, Revolving Master Debenture, US Master Debenture and Term B2 Master Debenture;

            (i) each other Transaction Document nominated by the Parent in accordance with clause 2.5 and designated as such in such nomination.

            PRIORITY 2 BENEFICIARY means a Beneficiary whose Beneficiary's Debt arises under a Priority 2 Transaction Document.

            PRIORITY 2 BENEFICIARY'S DEBT means the Beneficiary's Debt of a Priority 2 Beneficiary which arises under a Priority 2 Transaction Document.

            PRIORITY 2 BENEFICIARY'S PROPORTION means on a Recovered Moneys Distribution Date the proportion expressed as a percentage (rounded, if necessary, to the nearest two decimal places) which a Priority 2 Beneficiary's Debt bears to the aggregate of all Priority 2 Beneficiaries Debts on that Recovered Moneys Distribution Date.

            PRIORITY 2 TRANSACTION DOCUMENT means each Transaction Document nominated by the Parent in accordance with clause 2.5 and designated as such in such nomination.

            PRIORITY 3 BENEFICIARY means a Beneficiary whose Beneficiary's Debt arises under a Priority 3 Transaction Document.

            PRIORITY 3 BENEFICIARY'S DEBT means the Beneficiary's Debt of a Priority 3 Beneficiary which arises under a Priority 3 Transaction Document.

            PRIORITY 3 BENEFICIARY'S PROPORTION means on a Recovered Moneys Distribution Date the proportion expressed as a percentage (rounded, if necessary, to the nearest two decimal places) which a Priority 3 Beneficiary's Debt bears to the aggregate of all Priority 3 Beneficiaries Debts on that Recovered Moneys Distribution Date.

            PRIORITY 3 TRANSACTION DOCUMENT means each Transaction Document nominated by the Parent in accordance with clause 2.5 and designated as such in such nomination.

            PRIORITY 4 BENEFICIARY means a Beneficiary whose Beneficiary's Debt arises under a Priority 4 Transaction Document.

            PRIORITY 4 BENEFICIARY'S DEBT means the Beneficiary's Debt of a Priority 4 Beneficiary which arises under a Priority 4 Transaction Document.

            PRIORITY 4 BENEFICIARY'S PROPORTION means on a Recovered Moneys Distribution Date the proportion expressed as a percentage (rounded, if necessary, to the nearest two decimal places) which a Priority 4 Beneficiary's Debt bears to the aggregate of all Priority 4 Beneficiaries Debts on that Recovered Moneys Distribution Date.

            PRIORITY 4 TRANSACTION DOCUMENT means each Transaction Document nominated by the Parent in accordance with clause 2.5 and designated as such in such nomination.

            RECEIVER means a receiver or receiver and manager appointed under a Security.

            RECOVERED MONEY means the aggregate amount received in accordance with clause 4 which has not been distributed under this deed.

            RECOVERED MONEY DISTRIBUTION DATE means a day on which Recovered Money is available for distribution in accordance with clause 4.4.

            REGISTER means a register of Debenture Holders maintained by the Security Trustee under this deed.

            REVOLVING DEBENTURE means an obligation of a Borrower to a person in respect of indebtedness of the Borrower to that person in relation to a debenture subscribed for by that person under the Revolving Facility Agreement and issued under clause 6.1(c) of this deed, or assigned or novated to that person pursuant to the TLA Senior Funding Agreement, this deed and the Revolving Master Debenture, such indebtedness being on the terms and conditions set out in this deed and the Revolving Master Debenture and recorded in and evidenced by registration in the Register.

            REVOLVING DEBENTURE HOLDER means, at any time, any person who at the time is entered on the Register as holding a Revolving Debenture.

            REVOLVING FACILITY AGREEMENT means the agreement dated 16 January 2003 (as amended and restated) made between the Parent, the entities listed in schedule 1 to that agreement, Credit Suisse First Boston, Melbourne Branch (as facility agent) and the financial institutions listed in schedule 2 to that agreement.

            REVOLVING MASTER DEBENTURE means the master debenture in the form of schedule 5 issued under clause 6.9(c).

            SECURED PROPERTY means all property secured under any Security.

            SECURITY means the benefit of any Security Interest which forms part of the Trust Fund.

            SECURITY INTEREST means:

            (a) any bill of sale (as defined in any statute), mortgage, charge, lien, pledge, hypothecation, title retention arrangement, trust or power, as or in effect as security for the payment of a monetary obligation or the observance of any other obligation; and

            (b)   any guarantee or indemnity.

            SECURITY TRUST DEED means the security trust deed dated 28 July 1998 between the Parent and J.P. Morgan Australia Limited (formerly Chase Securities Australia Limited).

            SPOT RATE means, on any day, the rate determined by the Security Trustee, in accordance with its usual practice and in the interbank market selected by it, to be the rate at which it is able to purchase one currency by payment in another currency (whether directly or indirectly through one or more intermediate currencies) at or about 11.00am (local time) in the place of that market):

            (a)   in the case of Euro, 2 Target Business Days before that Day;
                  and

            (b) in the case of any other currency, 2 Business Days (in the place of that market) before that day,

            for delivery on that day.

            STATEMENT has the meaning given to that term in clause 9.1(a)(1).

            SUBSCRIPTION AGREEMENT means each of:

            (a)   the Bridge Term Facility Agreement;

            (b)   the Term A Facility Agreement;

            (c)   the Revolving Facility Agreement;

            (d)   the US Subscription Agreement;

            (e)   the Term B2 Subscription Agreement; and

            (f)   any Further Subscription Agreement.

            SUBSIDIARY of any person means any corporation, partnership, joint venture, trust or of which (or in which):

            (a)   (in the case of corporation)

                  (1) more than 50% of the issued and outstanding voting share capital;

                  (2) more than 50% of the issued and outstanding share capital (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); or

                  (3) the power to appoint or control the appointment of more than 50% of the board of directors (irrespective of whether, at the time, share capital of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency);

            (b) in the case of a partnership or joint venture not being a corporation) more than 50% of the interest in the capital or profits of such partnership or joint venture; or

            (c) in the case of a trust or estate) more than 50% of the beneficial interest in such trust or estate,

            is at the time directly or indirectly owned or controlled by such person, by such person and one or more of its other Subsidiaries or by one or more of such person's other Subsidiaries.

            TARGET BUSINESS DAY means a day on which the TARGET System is operating.

            TARGET SYSTEM means the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System or any successor system.

            TAX means a tax, levy, impost, duty, charge, deduction or withholding, however it is described, that is imposed by a law or a Government Agency, together with any related interest, penalty, fine or other charge.

            TERM A FACILITY AGREEMENT means the agreement dated 16 January 2003 (as amended and restated) made between the Parent, the entities listed in schedule 1 to that agreement, Credit Suisse First Boston, Melbourne Branch (as facility agent) and the financial institutions listed in schedule 2 to that agreement.

            TERM B2 DEBENTURE means the obligations of the Term B2 Debenture Issuer to a person in respect of indebtedness of that Borrower to that person in relation to a debenture subscribed for by that person under the Term B2 Subscription Agreement and issued under clause 6.1(e) of this deed, or assigned or novated to that person pursuant to the Term B2 Subscription Agreement, this deed and the Term B2 Master Debenture, such indebtedness being on the terms and conditions set out in this deed and the Term B2 Master Debenture and recorded in and evidenced by registration in the Register.

            TERM B2 DEBENTURE HOLDER means, at any time, any person who at the time is entered on the Register as holding the Term B2 Debenture.

            TERM B2 DEBENTURE ISSUER means BPCUS1 Inc.

            TERM B2 MASTER DEBENTURE means the master debenture in the form of schedule 5 issued under clause 6.9(e).

            TERM B2 SUBSCRIPTION AGREEMENT means the agreement entitled "Term B2 Subscription Agreement" to be entered into between Burns Philp Inc. and the Term B2 Debenture Issuer.

            TERM DEBENTURE means an obligation of the Borrowers to a person in respect of indebtedness of a Borrower to that person in relation to a debenture subscribed for by that person under the Term A Facility Agreement and issued under clause 6.1(b) of this deed, or assigned or novated to that person pursuant to the TLA Senior Funding Agreement, this deed and the Term Master Debenture, such indebtedness being on the terms and conditions set out in this deed and the Term Master Debenture and recorded in and evidenced by registration in the Register.

            TERM DEBENTURE HOLDER means, at any time, any person who at the time is entered on the Register as holding a Term Debenture.

            TERM MASTER DEBENTURE means the master debenture in the form of schedule 5 issued under clause 6.9(b).

            TLA SENIOR FUNDING AGREEMENT means the agreement dated 16 January 2003 (as amended and restated) made between the Parent, the entities listed in schedule 1 to that agreement, Credit Suisse First Boston, Melbourne Branch, BOS International (Australia) Limited and Credit Agricole Indosuez Australia Limited (as arrangers), Credit Suisse First Boston, Melbourne Branch (as facility agent) and the financial institutions listed in schedule 2 to that agreement.

            TRANSACTION DOCUMENTS means:

            (a)   this deed;

            (b) any other document nominated by the Parent as a Transaction Document and each document nominated by the Parent as a Priority 1, Priority 2, Priority 3 or Priority 4 Transaction Document for the purposes of, and in accordance with, this deed until such time as the Parent and the Security Trustee agree that any such document is no longer to be a Transaction Document;

            (c) each Debenture and each Subscription Agreement and Treasury Transaction to which a Beneficiary is a party; and

            (d) any other instrument by which the Parent or any other entity grants any Security Interest to the Security Trustee for the benefit of the Beneficiaries.

            TRUST means the trust constituted by this deed.

            TRUST FUND means the amount held by the Security Trustee under clause 2.1 together with the benefit of this deed and any other property which the Security Trustee acquires to hold on the trusts of this deed and shall include, without limitation, the Security Trustee's right, title and interest in each Transaction Document which the Security Trustee executes or receives the benefit of after the date of this deed in its capacity as trustee of the Trust and any property which represents the proceeds of sale of any such property or proceeds of enforcement of any Transaction Document.

            US DEBENTURE means the obligations of the US Debenture Issuer to a person in respect of indebtedness of that Borrower to that person in relation to a debenture subscribed for by that person under the US Subscription Agreement and issued under clause 6.1(d) of this deed, or assigned or novated to that person pursuant to the US Subscription Agreement, this deed and the US Master Debenture, such indebtedness being on the terms and conditions set out in this deed and the US Master Debenture and recorded in and evidenced by registration in the Register.

            US DEBENTURE HOLDER means, at any time, any person who at the time is entered on the Register as holding the US Debenture.

            US DEBENTURE ISSUER means BPCUS1 Inc.

            US MASTER DEBENTURE means the master debenture in the form of schedule 5 issued under clause 6.9(d).

            US SUBSCRIPTION AGREEMENT means the agreement entitled "Term B Subscription Agreement" to be entered into between Burns Philp Inc. and the US Debenture Issuer.

            VESTING DATE means the earlier of:

            (a)   the eightieth anniversary of the date of this deed; and

            (b) the date upon which all Securities have been fully and finally discharged according to their terms (or, if discharged at different times, the date on which the last is fully and finally discharged) and all Recovered Moneys distributed in accordance with this deed.

            WILFUL DEFAULT means an act or omission of the Security Trustee where the Security Trustee knows it is committing, and intends to commit, a breach of its duty as Security Trustee or outside its powers, or is indifferent as to whether that act or omission is or is not a breach of duty or within its powers.

      1.2   INTERPRETATION

            In this deed unless the contrary intention appears:

            (a) a reference to this deed or another instrument includes any variation or replacement of any of them;

            (b) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

            (c)   the singular includes the plural and vice versa;

            (d) the word "person" includes a firm, body corporate, an unincorporated association or an authority;

            (e) a reference to a person includes a reference to the person's executors, administrators, successors, substitutes (including, without limitation, persons taking by novation) and assigns;

            (f) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

            (g) an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;

            (h) a reference to any thing (including, without limitation, any amount) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;

            (i) if an act prescribed under this deed to be done by a party on or by a given day is done after 4.00pm on that day, it is to be taken to be done on the following day;

            (j) a time of day shall be construed as a reference to Sydney time;

            (k) any amount, limit or threshold amount, shall be construed as including the equivalent therefore in any other currency on the date such amount or limit requires to be determined;

            (l) where pursuant to this deed an amount of interest is to be calculated in respect of any amount for any period, such calculation shall be made so as to include the first day of such period and to exclude the last.

      1.3   HEADINGS

            Headings are inserted for convenience and do not affect the interpretation of this deed.

      1.4   ISSUE OF DEBENTURES

            References in the Transaction Documents to the issue of Debentures are references to the issue of the Master Debenture to which those Debentures relate and to the recording in the Register of the details of those Debentures and the Debenture Holders of those Debentures.

2     DECLARATION OF TRUST

      2.1   DECLARATION OF TRUST

            The Security Trustee declares that it holds the sum of A$10 (ten Australian dollars) and will hold the Trust Fund on trust at any time for the persons who are Beneficiaries at that time.

      2.2   VESTING DATE

            The trust established under this deed commences on the date of this deed and unless determined earlier is to end on the Vesting Date.

      2.3   NAME OF TRUST

            The trust established under this deed is to be known as the "BPC Security Trust No. 2".

      2.4   NOT USED

      2.5   NOMINATION OF BENEFICIARY AND TRANSACTION DOCUMENT

            The Parent may nominate a person to be a Beneficiary under this deed or a document as a Transaction Document for the purposes of paragraph (b) of the definition of "Transaction Document" in clause
            1.1 by delivering to the Security Trustee a notice in the form of schedule 3.

      2.6   SECURITY TRUSTEE CONSENT

            The Parent agrees not to nominate a person as a Beneficiary or a document as a Transaction Document for the purposes of paragraph (b) of the definition of "Transaction Document" in clause 1.1 except:

            (a) where the person is a Debenture Stockholder (as defined in the Security Trust Deed) and the document is a Transaction Document (as defined in the Security Trust Deed); or

            (b) where the person is or is to be a Debenture Holder and the document is a Debenture and/or the related Subscription Agreement that has been or is to be provided as security to or for the benefit (directly or indirectly) of a person and in respect of a document as described in paragraph (a); or

            with the prior written consent of the Security Trustee (acting upon the instructions of the Majority Debenture Holders).

3     GENERAL POWERS, RIGHTS AND DUTIES OF SECURITY TRUSTEE

      3.1   RIGHTS AND SPECIFIC INDEMNITIES

            (a) The Security Trustee agrees to exercise the rights, remedies, powers and discretions and perform the obligations which are delegated to or conferred on it by the Transaction Documents. However, the Security Trustee is not bound to exercise any right, remedy, power or discretion or perform any obligation under the Transaction Documents unless it is first indemnified to its reasonable satisfaction so far as is permitted by law, by the persons requiring it to act, against all costs, charges and expenses and liability to be incurred in so acting.

            (b) The Security Trustee has no obligations except those expressly set out or referred to in the Transaction Documents and without limitation the Security Trustee is not obliged to:

                  (1) undertake any investigation as to the existence of any property which purports to be Secured Property of or the title to any Secured Property;

                  (2)   get in any title documents under its control;

                  (3)   obtain any valuation of any Secured Property;

                  (4)   stamp or register any Transaction Document.

      3.2   DELEGATION

            The Security Trustee may employ agents and attorneys including, without limitation, an agent to maintain the Register.

      3.3   DIRECTIONS TO SECURITY TRUSTEE

            Wherever in this deed or a Transaction Document the Security Trustee is given a discretion, power or right to do or to consent to the doing of any thing under this deed, the Security Trustee must do or consent to the doing of that thing, or refrain from doing or consent to the doing of that thing, as the case may be if so directed by the Majority Debenture Holders.

      3.4   MEETINGS OF BENEFICIARIES

            The Security Trustee may at any time convene a meeting of all Beneficiaries or all Debenture Holders for any purpose and in any such manner as the Security Trustee deems fit.

      3.5   RETIREMENT OF SECURITY TRUSTEE

            The Security Trustee may retire at any time without assigning any reason upon giving at least 30 days prior written notice to the Parent and all Debenture Holders of its intention to do so. However, the Security Trustee cannot retire until a replacement Security Trustee has been appointed, the Security Trustee has complied with its obligations in clause 3.8 and the replacement Security Trustee has executed the documents required to be executed in that clause.

      3.6   REMOVAL OF SECURITY TRUSTEE

            The Security Trustee may be removed from office under this deed by a written direction from the Majority Debenture Holders.

            Any such direction must give at least 30 days notice to the Security Trustee. A copy of the direction must be given to the Parent and all Debenture Holders at the same time it is given to the Security Trustee. However, subject to clause 3.7, the Security Trustee cannot be removed until a replacement Security Trustee is appointed in accordance with this deed.

      3.7   SECURITY TRUSTEE MAY APPOINT SUCCESSOR

            If a replacement Security Trustee has not been appointed by the effective date in the notice referred to in clause 3.5 or the direction referred to in clause 3.6, the Security Trustee may appoint a replacement Security Trustee by deed and that appointment is effective without the approval of the Parent or of any Debenture Holders.

            If the Security Trustee has made all reasonable endeavours to appoint a replacement Security Trustee, and no such replacement Security Trustee was able or willing to act as such on terms acceptable to the Security Trustee, the Security Trustee may nevertheless retire with immediate effect and transfer to one or more Debenture Holders selected by the Security Trustee the rights, benefits, powers and property held by the outgoing Security Trustee in connection with this deed. Such Debenture Holder shall thereupon be the Security Trustee until a replacement Security Trustee is approved.

      3.8   TRANSFER OF RIGHTS

            If a replacement Security Trustee is appointed, the outgoing Security Trustee must execute all documents and do all things reasonably within its power to transfer to the replacement Security Trustee all rights, benefits, power and property held by the outgoing Security Trustee in connection with this deed. The replacement

            Security Trustee must execute all documents and do all other things reasonably within its power to assume the obligations, duties and burdens of the outgoing Security Trustee in connection with this deed.

      3.9   ACTS OF SECURITY TRUSTEE BINDING

            Any act, matter or thing done or document signed by the Security Trustee acting properly within its rights, powers, duties and obligations under this deed shall be binding on every Beneficiary.

      3.10  NOTICES TO BENEFICIARIES

            Promptly upon receipt of a notice or other written communication from any person under or in connection with this deed or any Transaction Document, the Security Trustee may, subject to any relevant confidentiality obligations, send to each Beneficiary a copy of that notice or written communication.

      3.11  SECURITY TRUSTEE'S DISCRETIONS

            Subject to clause 3.3, the Security Trustee shall as regards all the powers, authorities and discretions vested by this deed in it, have absolute and uncontrolled discretion as to the exercise thereof in all respects and, the Security Trustee shall not be in any way responsible for any costs, damages, claims, obligations or inconvenience that may result from the exercise or non-exercise thereof except to the extent that it is caused by the Security Trustee's Actual Fraud, Wilful Default or Gross Negligence.

      3.12  DETERMINATIONS OF SECURITY TRUSTEE

            In the case of any matter requiring an opinion or determination of or exercise of any right, remedy, power or discretion or performance of any obligation by the Security Trustee, the Security Trustee may seek a written direction of the Majority Debenture Holders in accordance with clause 3.3 as to the relevant matter and shall be under no obligation to act until it has received a written direction instructing the Security Trustee to do so.

      3.13  ADVISERS

            The Security Trustee may in relation to this deed or the rights or the powers conferred by this deed act on the advice or information received from any properly qualified adviser of any kind appropriate to the particular case including without limitation any lawyer, accountant, auditor, actuary, surveyor, engineer, architect, stockbroker or valuer, whether obtained by the Security Trustee or by any other persons or otherwise and the Security Trustee shall not be liable for any loss caused by doing so whether or not the advice or information is correct other than as provided in clause 3.17.

      3.14  LIABILITY OF SECURITY TRUSTEE

            The Security Trustee shall not be liable to any Debenture Holder or to any party to this deed or otherwise be responsible for:

            (a) any loss or damage occurring as a result of it exercising, failing to exercise or purporting to exercise any right or power under any Transaction Document; or

            (b) the default of any agent of the Security Trustee, whether or not the employment or appointment of the agent was necessary or expedient; or

            (c)   any mistake or omission made by the Security Trustee; or

            (d) any other matter or thing done in relation to any Transaction Document or any other document contemplated in any Transaction Document; or

            (e) any action or omission of the Security Trustee in accordance with or consistent with the instructions or directions of the Debenture Holders; or

            (f) acting on any resolution purporting to have been passed at any meeting of Debenture Holders at which minutes were made and signed even though it may subsequently be found that there was some defect in the constitution of the meeting or the passing of the resolution or for any other reason the resolution was ineffective and not binding on any of those Debenture Holders whom it purports to bind or the Security Trustee; or

            (g) monies subscribed by any Debenture Holder or the due application for Debentures,

            unless and to the extent that any resultant loss or damage is caused by the Actual Fraud, Wilful Default or Gross Negligence of the Security Trustee.

      3.15  PARENT INDEMNITY

            Without limiting any other indemnity to which the Security Trustee is entitled, and subject to clause 3.17, the Parent indemnifies the Security Trustee against any cost, expense, loss or liability incurred by the Security Trustee as a result of the Security Trustee complying with directions properly given to it in accordance with the Transaction Documents by the Debenture Holders in respect of the Trust Fund. The Parent must pay or reimburse the Security Trustee on demand for all reasonable expenses payable in connection with this indemnity.

      3.16  INDEMNITY OUT OF TRUST FUND

            Without limiting any other indemnity to which the Security Trustee is entitled, and subject to clause 3.17, the Security Trustee will be indemnified out of the Trust Fund against any cost, expense, loss or liability properly incurred by the Security Trustee in connection with it acting as trustee of the Trust. The Security Trustee will not be obliged to act in relation to the enforcement of any Transaction Document or other document contemplated in this deed unless it is put in funds to the extent to which it may become liable in relation to the enforcement (including costs and expenses).

      3.17  INDEMNITY EXCEPTION

            The indemnity given in clauses 3.15 and 3.16 will not apply to the extent that the relevant cost, expense, loss or liability arises as a result of the Security Trustee's Actual Fraud, Wilful Default or Gross Negligence.

      3.18  EXTENT OF LIABILITY

            Except in the case of Actual Fraud, Wilful Default or Gross Negligence on the part of the Security Trustee, the Security Trustee is not liable to any person in relation to the Trust, nor shall any such person be entitled to enforce any rights against the Security Trustee, to any greater extent than the Security Trustee is actually indemnified from the Trust Fund.

            If any such person does not recover all moneys owing to it under such liabilities or rights, it may not seek to recover the shortfall by bringing proceedings against the

            Security Trustee in its personal capacity or applying to have the Security Trustee wound up or proving in the winding up of the Security Trustee (except in relation to the assets of the Trust). To avoid doubt this paragraph does not apply in the case of Actual Fraud, Wilful Default or Gross Negligence.

      3.19  APPOINTMENT OF CO-TRUSTEE

            (a) If, at any time or times, in order to conform with any law of any jurisdiction in which any Group Party shall then own or hold any property that constitutes Secured Property, the Security Trustee shall be advised by counsel satisfactory to it that it is necessary or prudent in the interest of the Beneficiaries so to do, the Security Trustee shall execute and deliver any and all instruments and agreements necessary or proper to appoint another trust company, bank or banking association, or one or more persons or entities, approved by the Security Trustee, either to act as co-trustee or co-trustees hereunder, jointly with the Security Trustee, or to act as separate trustee or trustees hereunder, and the trust company, bank or banking association or the person, persons or other entity so appointed shall be such co-trustee or co-trustees, or separate trustee or trustees, with such powers, duties and discretion as shall be specified in the said instruments or agreements of appointment, executed as aforesaid.

            (b) The parties to this deed hereby acknowledge and agree that the Security Trustee may appoint JPMorgan Chase Bank as a co-trustee or a separate trustee subject to executing and delivering any and all instruments and agreements necessary or proper to appoint JPMorgan Chase Bank to act as co-trustee or as a separate trustee.

            (c) The appointment of an entity as co-trustee or as a separate trustee under paragraphs (a) or (b) of this clause may be effected (without anything further to be done under those paragraphs) by the entity executing a Co-Trustee Accession Deed and doing all other things (including executing and delivering any instrument or agreement) which the Security Trustee may reasonably require. Any entity appointed pursuant to this paragraph shall be severally liable in respect of its obligations as co-trustee or as a separate trustee.

            (d) Where a co-trustee is appointed pursuant to clause 3.19, the Trust Fund may be held either in whole or in part by one or more of the co-trustees or as tenants in common.

      3.20  RETIREMENT OF CO-TRUSTEE; REMOVAL

            Each co-trustee or separate trustee appointed pursuant to the provisions of clause 3.19 may retire and may be removed and successors to such trustees may be appointed in the same manner as the Security Trustee may retire or be removed or a successor to the Security Trustee appointed as provided in this deed.

      3.21  REFERENCE TO SECURITY TRUSTEE

            The references to the Security Trustee in clauses 3.1-5.10 (inclusive) and clauses 9.1-10.14 (inclusive) of this deed shall apply to a co-trustee appointed under clause 3.19 as if those references were to the co-trustee.

      3.22  PERFECTION AND MAINTENANCE OF SECURITY INTEREST

            Despite any other provision in a Transaction Document and subject to a direction by the Majority Debenture Holders (provided the Security Trustee is indemnified in accordance with clause 3.1(a)), the Security Trustee shall not be responsible for the validity, perfection, priority or enforceability of any lien or Security Interest and shall have no obligation to take any action to procure or maintain such validity, perfection, priority or enforceability. The Parent shall, and shall ensure that each Group Party shall, at its expense, prepare, give, execute, deliver, file and/or record any notice, financing statement, continuation statement, public deed, instrument or agreement necessary to preserve, continue, perfect or validate any Security Interest granted under the Transaction Documents or pursuant to the Transaction Documents with respect to such Security Interest, including, but without limitation, taking all such actions as may be necessary to prepare, execute and file under the "UCC" of New York financing statements, continuation statements and other documents in connection with such security interests. The Parent shall, at its expense, furnish the Security Trustee, no later than 30 days following 28 July each year with an opinion of counsel specifying the action taken or required to be taken by the Parent and the Group Parties to comply with this clause
            3.22 since the date of this deed or the last such opinion of counsel and stating that all required action has been taken, or stating that no action is necessary.

      3.23  NOTICE OF TRANSFER

            The Security Trustee may treat each Beneficiary as the holder of the Beneficiary's rights under the Transaction Documents until the Security Trustee has received an instrument of transfer in the form required by the relevant Subscription Agreement or other Transaction Document or any other form of transfer or novation approved by the Security Trustee.

      3.24  ASSUMPTIONS AS TO AUTHENTICITY

            The Security Trustee and each of its officers, employees and agents is not required to ascertain or enquire as to the authenticity or accuracy of any notice, certificate, statement, report or other document delivered or given to it for the purposes of or in connection with this document, and is entitled to rely upon and is not obliged to verify the same unless there is a manifest error on the face of any such document.

4     DISTRIBUTION OF RECOVERED MONEY

      4.1   INTEREST BEARING ACCOUNT

            If at any time the Security Trustee receives money under a Transaction Document then the money must be placed into an interest bearing account with a bank or financial institution which is rated AA- or better by Standard & Poors or which bears a rating of similar status and then distributed by the Security Trustee in accordance with clause 4.4.

      4.2   SUSPENSE ACCOUNT

            Unless the Majority Debenture Holders decide otherwise, money referred to in clause 4.1 does not form part of the Recovered Money on a Recovered Money Distribution Date if any Transaction Document permits the money to be placed to the credit of a suspense account in order to preserve rights to prove in the bankruptcy or liquidation of any person.

      4.3   INTEREST EARNED ON SUSPENSE ACCOUNT

            Any suspense account to which money is placed under clause 4.2 is to be an interest bearing account selected reasonably by the Security Trustee. Interest earned on the account is to be treated as Recovered Money.

      4.4   DISTRIBUTION

            Unless otherwise provided in a Transaction Document or in any other instrument contemplated in a Transaction Document, Recovered Money is to be distributed by the Security Trustee as soon as practicable after the Security Trustee receives it as follows:

            (a) first, to the extent that the Recovered Money represents money recovered under a Security which provides for the appointment of a Receiver, in the order provided for under the Security up to and including the category of satisfying the remuneration of the Receiver (as defined in that Security);

            (b) secondly, towards satisfaction of all costs, charges and expenses incurred by the Security Trustee in or incidental to the exercise or performance or attempted exercise or performance of any of the rights, powers or remedies conferred under any Transaction Document;

            (c) thirdly, towards satisfaction of any other expenses or outgoings in connection with any receivership under or the enforcement of any Transaction Document;

            (d) fourthly, towards payment to the Security Trustee of any fees, or money due to it in its capacity as agent under any Transaction Document;

            (e) fifthly, towards payment to each Beneficiary in accordance with clause 5.1 of this deed;

            (f) sixthly, to the extent that the Security secures the payment of other amounts, towards payment to the persons entitled to those amounts and, if more than one, in a proportion for each person equal to the proportion that the amount owed to that person bears to the aggregate amount owed to all those persons; and

            (g) seventhly, to each Group Party which is a party to that Security.

5     INTER-CREDITOR TERMS

      5.1   SHARE OF RECOVERED MONEY

            On each Recovered Money Distribution Date each Beneficiary is entitled to share in the Recovered Money available for distribution to the Beneficiaries on that Recovered Money Distribution Date in the following order of priority and to the following extent:

            (a) firstly, to Priority 1 Beneficiaries where any outstanding Priority 1 Beneficiary's Debt exists, to the extent of each Priority 1 Beneficiary's Proportion applicable on that Recovered Money Distribution Date;

                  (b) secondly, to Priority 2 Beneficiaries where any outstanding Priority 2 Beneficiary's Debt exists, to the extent of each Priority 2 Beneficiary's Proportion applicable on that Recovered Money Distribution Date;

                  (c) thirdly, to Priority 3 Beneficiaries where any outstanding Priority 3 Beneficiary's Debt exists, to the extent of each Priority 3 Beneficiary's Proportion applicable on that Recovered Money Distribution Date;

                  (d) fourthly, to Priority 4 Beneficiaries where any outstanding Priority 4 Beneficiary's Debt exists, to the extent of each Priority 4 Beneficiary's Proportion applicable on that Recovered Money Distribution Date.

      5.2   DISPOSAL OR DEALING WITH SECURED PROPERTY

            The entitlements set out in this deed operate in respect of the money received from the disposal of, or other dealing with, the Secured Property or the Trust Fund whether or not the disposal or dealing occurs as a consequence of the enforcement of a Security.

      5.3   BENEFIT OF ENTITLEMENT

            The entitlements set out in this clause 5 apply despite anything which might otherwise affect those entitlements including, without limitation:

            (a) a fluctuation in the amount secured by a Security from time to time;

            (b)   any rule of law or equity;

            (c) a notice received by a Beneficiary or the Security Trustee under a Security;

            (d) a notice received by a Beneficiary or the Security Trustee of a Security Interest;

            (e) the order of execution or registration of a Security or anything in a Security;

            (f)   the fact that a Beneficiary's Debts are not yet payable;

            (g) the order in which accommodation is provided or liabilities (whether actual or contingent) are incurred;

            (h)   the variation or release of a Security or monetary obligation;

            (i) any failure to enforce a Security, chose in action or judgment.

      5.4   NOTICE OF FUTURE FINANCIAL ACCOMMODATION

            A Beneficiary need not give written notice to the other Beneficiaries of financial accommodation provided which constitutes a Beneficiary's Debts.

      5.5   CONTINUANCE OF RIGHTS, POWERS AND REMEDIES

            This deed does not affect:

            (a) the rights, powers and remedies of the Beneficiaries in connection with the Secured Property; or

            (b) the Parent's and Group Parties' obligations in connection with the Beneficiaries' Debts.

            except to the extent specifically provided for in this deed.

      5.6   ASSIGNMENT OR TRANSFER OF A SECURITY

            The Security Trustee may not transfer, assign or otherwise deal with a Security unless:

            (a) the transfer, assignment or dealing occurs in connection with the enforcement of a Security; or

            (b) the transferee, assignee or other person obtaining an interest in that Security has entered into a deed with the Parent and the Security Trustee in which it agrees to be bound by those provisions of this deed which relate to the transferring, assigning or otherwise dealing with that Security and has delivered the deed to the Parent and the Security Trustee; or

            (c) the transfer, assignment or other dealing is directed by the Majority Debenture Holders or approved under any Transaction Document.

      5.7   ENFORCEMENT AND EXERCISE OF POWERS

            If a Security becomes enforceable, then the Security Trustee must if directed by the Majority Debenture Holders:

            (a) determine the appropriate action to be taken to remedy the default or recover the amounts secured by that Security;

            (b) account and distribute the Recovered Money in accordance with this deed.

      5.8   BENEFIT OF BENEFICIARIES

            All rights, powers and remedies exercisable by the Security Trustee under a Security must be exercised for the benefit and advantage of the Beneficiaries except the Security Trustee may in its absolute discretion, despite any other provision in any Transaction Document, exercise or enforce any of its rights or remedies against, or take, commence or continue any suit, action or other proceedings against, a Group Party in respect of the Parent's obligations to pay fees and expenses to the Security Trustee (including fees payable under clause 10.7).

      5.9   MARSHALLING

            The Security Trustee need not resort to any Security Interest it holds for the payment of amounts secured under a Security held by it before the Security Trustee resorts to any other Security Interest it holds for the payment of the same amounts.

      5.10  TREATMENT OF AMOUNTS REPRESENTING CONTINGENCIES

            If the Security Trustee receives an amount as part of its entitlement under this deed on account of an amount contingently owing or which may reasonably be foreseen to become owing and it transpires by the time when any right to make a claim in respect of such an amount has expired that no such claim has been made, then the Security Trustee must if directed by the Majority Debenture Holders as soon as practicable pay an amount equivalent to such amount to any Beneficiary which has an entitlement for payment under this deed in the following order of payment priority:

            (a)   firstly, Priority 1 Beneficiaries;

            (b)   secondly, Priority 2 Beneficiaries;

            (c)   thirdly, Priority 3 Beneficiaries; and

            (d)   fourthly, Priority 4 Beneficiaries,

6     CREATION AND ISSUE OF DEBENTURES AND DECLARATION OF TRUST

      6.1   ISSUE OF DEBENTURES

            (a) The Borrowers may at any time create and issue Bridge Term Debentures to any person in accordance with the Bridge Term Facility Agreement and this deed.

            (b) The Borrowers may at any time create and issue Term Debentures to any person in accordance with the Term A Facility Agreement and this deed.

            (c) The Borrowers may at any time create and issue Revolving Debentures to any person in accordance with the Revolving Facility Agreement and this deed.

            (d) The US Debenture Issuer may at any time create and issue US Debentures to any person in accordance with the US Subscription Agreement and this deed.

            (e) The Term B2 Debenture Issuer may at any time create and issue Term B2 Debentures to any person in accordance with the Term B2 Subscription Agreement and this deed.

            (f) Without limiting clauses 6.1 (a), (b), (c), (d) or (e), Debentures may be issued to the Security Trustee in its personal capacity despite the fact that it enters into this deed as trustee for the Debenture Holders and other Beneficiaries.

            (g) Except for Debentures issued in accordance with clauses 6.1(a), (b), (c), (d) or (e), Debentures can only be issued:

                  (1) to a Debenture Stockholder (as defined in the Security Trust Deed) pursuant to a Transaction Document (as defined in the Security Trust Deed); or

                  (2) to any other person where the Debenture is to be provided as security to or for the benefit (directly or indirectly) of a Debenture Stockholder (as defined in the Security Trust Deed) in respect of a Transaction Document (as defined in the Security Trust Deed); or

                  (3) with the consent of the Security Trustee (acting upon the instructions of the Majority Debenture Holders).

            (h) No Debenture Holder is entitled to enforce a Security against a Group Party other than through the Security Trustee.

            (i) By subscribing for Debentures a Debenture Holder covenants to be bound by and subject to all the provisions of this deed and the relevant Master Debenture which relates to or affect the rights and obligations of a Debenture Holder.

            (j) No Debenture Holder is responsible for the obligations of the Security Trustee or any other Debenture Holder.

            (k) Subject to this deed and the other Transaction Documents, the issue of Debentures to any Debenture Holder confers on that Debenture Holder the benefits of all covenants, warranties and indemnities given by the Group Parties in favour of, or for the benefit of, the Debenture Holders under this deed and the Securities.

      6.2   PLACE FOR SUBSCRIPTION

            Each Debenture Holder must subscribe for and pay up all amounts in respect of Debentures in the Australian Capital Territory or in the United States of America or such other place outside Australia as agreed between the Security Trustee and the Borrowers.

      6.3   CONDITIONS OF ISSUE OF DEBENTURES

            (a) Whenever a Borrower proposes to issue any Debentures it must notify the Security Trustee of the proposed Debenture Holder.

            (b) Following the issue of Debentures, the Borrower must notify the Security Trustee of the name of the Borrower, the Face Value Amount of the Debentures issued, the name of the relevant Debenture Holder, the currency and amount of the Paid Up Amount of each Debenture and any other details or information about the Debentures issued and the relevant Debenture Holder which is described in clause 6.6.

            (c) Promptly following any change in the Face Value Amount or Paid Up Amount of any Debenture the Borrowers must notify the Security Trustee of the amount of the change in the Face Value Amount or Paid Up Amount and the new Face Value Amount or Paid Up Amount.

      6.4   CANCELLATION

            (a) A Debenture of a Debenture Holder cannot be cancelled or redeemed unless:

                  (1) all of the Beneficiary's Debt of that Debenture Holder has been fully and finally repaid and satisfied; or

                  (2) that Debenture Holder consents to the cancellation or redemption of that Debenture.

            (b) The Borrowers must immediately cancel any Debenture which they redeem and must notify the Security Trustee of the cancellation within 5 Business Days.

      6.5   ANNUAL RETURN

            Each Borrower will comply with each undertaking given by it in relation to the lodging of returns or statements as to the issue of Debentures under this deed, including its undertaking provided to the New South Wales Office of State Revenue under section 226 of the Duties Act 1997 (NSW) and to the Victorian State Revenue Office under section 172 of the Duties Act 2000 (Vic).

      6.6   REGISTER OF DEBENTURE HOLDERS

            (a) The Security Trustee must keep, or cause to be kept, a Register of Debentures. The Register shall be maintained in Canberra or such other place outside Australia as the Security Trustee approves. The Security

                  Trustee shall inscribe, or cause to be inscribed, in that Register (to the extent that it has been notified of the relevant information):

                  (1) the names and addresses of the persons to whom Debentures have been issued or transferred from time to time;

                  (2) the place where the person to whom a Debenture was initially issued subscribed for that Debenture;

                  (3) the date at which the name of each person was entered in the Register as a Debenture Holder;

                  (4) the date at which any Debenture Holder ceased to hold any Debenture;

                  (5)   the date of any issue of Debentures to Debenture
                        Holders;

                  (6) for each Debenture, whether it is a Bridge Term Debenture, Term Debenture, a Revolving Debenture, a US Debenture, a Term B2 Debenture or a Further Debenture;

                  (7) for each Debenture Holder, the currency and amount of the Face Value Amount of the Debentures issued to it, as varied from time to time;

                  (8) for each Debenture Holder, the Borrower or Borrowers, currency, and amount of the Paid Up Amount of the Debentures, as varied from time to time;

                  (9) for each Debenture Holder, where the Paid Up Amount of the Debenture is in a currency which is different from the currency of the Face Value Amount of that Debenture, the Equivalent Amount in respect of that Debenture;

                  (10)  the issue date and maturity date of each Debenture; and

                  (11) any other information in relation to the Debentures of a Debenture Holder which the Security Trustee considers appropriate to record on the Register, or which the Borrowers or that Debenture Holder reasonably requires the Security Trustee to record in the Register.

            (b) The Security Trustee undertakes to carry out all of its duties and functions, and to comply with obligations, (including, without limitation, in relation to the transfer, redemption, cancellation and issue of Debentures, and the maintenance and updating of the Register) as contemplated by each Master Debenture, each Subscription Agreement and each of the other Transaction Documents.

      6.7   CONCLUSIVENESS OF REGISTER

            (a)   Subject to clauses 6.7(a)(2) and 6.8(b):

                  (1) the Register is conclusive as to the identity of Debenture Holders and prevails in the event of any inconsistency with any register kept by a Borrower or any other person;

                  (2) a person whose name is entered on the Register as the holder of Debentures will remain a Debenture Holder for the purposes of this deed until removal of that name by the Security Trustee with the consent of the Debenture Holder regardless of whether or not:

                        (A) the Debentures are or prove to have been void or invalid or were improperly issued; and

                        (B) the Debentures have been redeemed, repaid or cancelled;

                  (3) the Debenture Holders whose names appear for the time being in the Register are to be regarded as the beneficial owners of the Debentures which are registered in their respective names. Except as required by law, in respect of any Debenture issued as contemplated by clause 2.6(b) or as otherwise specified by the Parent, each of the Security Trustee and each Borrower must not recognise (even when having notice) any other interests in any Debentures;

                  (4) the Register, in the absence of manifest error, will be conclusive as to the Paid Up Amount and the Face Value Amount of each Debenture and as to whether the Debenture is a Bridge Term Debenture, Term Debenture, Revolving Debenture, US Debenture or Term B2 Debenture or Further Debenture.

            (b) Any Debenture issued or held in contravention of this deed is of no force or effect even if its details are entered in the Register.

      6.8   TRANSFERS OF DEBENTURES

            (a)   Each Debenture is issued on the conditions that:

                  (1) it may not be assigned, transferred or in any manner negotiated in Victoria;

                  (2) it may not be transferred to a person incorporated or resident in Victoria; and

                  (3) it may only be transferred to a person to whom the relevant Subscription Agreement permits a transfer of that Debenture (other than a person incorporated or resident in Victoria),

                  provided any such transfer is effected in compliance with any other applicable provision of the Transaction Documents.

            (b) Notwithstanding clause 6.8(a), a Debenture may be disposed of or dealt with in accordance with Condition 5 of the Master Debenture under which the relevant Debenture is issued.

            (c) Any transfer of Debentures in breach of clause 6.8(a) or (b) is of no force or effect even if its details are entered in the Register.

            (d) The Security Trustee must register the transfer of a Debenture made in accordance with this deed and the relevant Subscription Agreement.

      6.9   MASTER DEBENTURE

            (a) The relevant Borrowers must issue for the benefit of each Bridge Term Debenture Holder a Bridge Term Master Debenture in respect of the Bridge Term Debentures.

            (b) The relevant Borrowers must issue for the benefit of each Term Debenture Holder a Term Master Debenture in respect of the Term Debentures.

            (c) The relevant Borrowers must issue for the benefit of each Revolving Debenture Holder a Revolving Master Debenture in respect of the Revolving Debentures.

            (d) The US Debenture Issuer must issue for the benefit of each US Debenture Holder a US Master Debenture in respect of the US Debentures.

            (e) The Term B2 Debenture Issuer must issue for the benefit of each Term B2 Debenture Holder a Term B2 Master Debenture in respect of the Term B2 Debentures.

            (f) The relevant Borrower must issue for the benefit of the relevant Debenture Holder a Master Debenture in substantially the form of schedule 5 in respect of any Debenture (other than a Bridge Term Debenture, Term Debenture, Revolving Debenture, US Debenture or Term B2 Debenture) issued under clause 6.1(g).

            (g) Each Master Debenture must be executed by the Borrowers under their common seal or by the signature of its duly authorised attorney and delivered to the Security Trustee or as otherwise provided in the relevant Subscription Agreement.

      6.10  REGISTER AVAILABLE FOR INSPECTION

            The Security Trustee must ensure that the Register is open for inspection by the Debenture Holders during normal business hours and must keep the Debenture Holders informed as to the location of the Register.

7     ACKNOWLEDGMENT OF INDEBTEDNESS

      7.1   STATUS OF DEBENTURE

            Each Borrower acknowledges that each Debenture constitutes a separate direct, unconditional and unsubordinated indebtedness of the Borrower to the relevant Debenture Holder.

      7.2   UNDERTAKING TO PAY

            Each Borrower unconditionally and irrevocably undertakes to the Security Trustee for the benefit of each Debenture Holder to:

            (a) pay to each Debenture Holder, in accordance with each Master Debenture and the relevant Subscription Agreement all principal, interest and other amounts owing represented by that Master Debenture; and

            (b) perform all of its other obligations in respect of each Master Debenture in accordance with its terms and the terms of the relevant Subscription Agreement,

            provided that, following notice being given by the Security Trustee acting on the instructions of the Majority Debenture Holders following a Security becoming enforceable, all payments of the above amounts will be made to the Security Trustee for the account of the Debenture Holders.

8     DETERMINATION OF BENEFICIARY'S DEBT

      8.1   DETAILS OF BENEFICIARY'S DEBT

            (a) The Security Trustee may at any time request a Beneficiary to provide, whereupon the Beneficiary must within a reasonable time provide:

                  (1) a statement signed by an authorised officer of the Beneficiary (STATEMENT) setting out the Beneficiary's Debt of that Beneficiary at the date of the Statement or as at any other date requested by the Security Trustee;

                  (2) such information as the Security Trustee may reasonably request in respect of the calculation of the amounts referred to in clause 8.1(a)(1).

            (b) The information provided under clause 8.1(a) must include full details of how the Beneficiary has calculated the amounts referred to in clause 8.1(a)(1).

            (c) As between the Security Trustee and the Beneficiaries, the Security Trustee may rely on a Statement as sufficient evidence, unless the contrary is proved, of its contents and the respective amounts of Beneficiary Debt owing to the Beneficiary as at the date set out in the Statement.

9     NOTICES

      9.1   NOTICES

            A notice, approval, consent or other communication in connection with this deed:

            (a)   may be given by an Authorised Officer of the relevant party;
                  and

            (b)   must be in writing; and

            (c) must be left at the address of the addressee or sent by prepaid ordinary post (airmail if posted to or from a place outside Australia) to the address of the addressee or sent by facsimile to the facsimile number of the addressee which is specified in schedule 2 or if the addressee notifies another address or facsimile number then to that address or facsimile number.

      9.2   NOTICE TAKES EFFECT

            Unless a later time is specified in it a notice, approval, consent or other communication takes effect from the time it is received.

      9.3   TAKEN TO BE RECEIVED

            A letter or facsimile is taken to be received:

            (a) in the case of a posted letter, on the third (seventh, if posted to or from a place outside Australia) day after posting; and

            (b) in the case of a facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this clause.

10    MISCELLANEOUS

      10.1  CERTIFICATE

            A certificate signed by a Beneficiary about a matter (including, without limitation, an applicable rate of interest) or about a sum payable to the Beneficiary in connection with this deed is sufficient evidence of the matter or sum stated in the certificate unless the matter or sum is proved to be false and the Security Trustee may rely on such a certificate without making further enquiry by the Parent or the Security Trustee.

      10.2  WAIVER AND VARIATION

            A provision of or a right created under this deed may not be waived or varied except in writing signed by the party or parties to be bound.

      10.3  EXCLUSION OF MORATORIUM

            To the extent not excluded by law, a provision of any legislation which at any time directly or indirectly:

            (a) lessens or otherwise varies or affects in favour of a Group Party any obligations under this deed or any Transaction Document; or

            (b) stays, postpones or otherwise prevents or prejudicially affects the exercise by the Security Trustee or any Beneficiary or any Receiver of any Power,

            is negatived and excluded from this deed and all relief and protection conferred on the Security Trustee or any Beneficiary or Receiver by or under that legislation is also negatived and excluded.

      10.4  TIME OF THE ESSENCE

            Time is of the essence of this deed in respect of an obligation of the Parent or a Borrower to pay money.

      10.5  FURTHER ASSURANCES

            At the Security Trustee's request the Parent and each Borrower must, at the Parent's expense:

            (a) execute any Further Assurance and do everything necessary or appropriate to bind it under and to give effect to, this deed; and

            (b) use its best endeavours to cause relevant third parties to do likewise.

      10.6  INCONSISTENCY IN REMEDIES

            If there is an inconsistency between the rights, powers and remedies provided in this deed and the rights, powers and remedies provided by law independently of this deed, then the rights, powers and remedies provided in this deed prevail. Otherwise, the rights, powers and remedies provided in this deed are cumulative with and not exclusive of the rights, powers and remedies provided by law independently of this deed.

      10.7  SECURITY TRUSTEE FEES

            The Parent agrees to pay to the Security Trustee from time to time such fees, expenses and compensation for all services rendered by it under the Transaction

            Documents in such amounts as shall have been agreed upon in writing by the Parent and the Security Trustee from time to time.

      10.8  NO MERGER OF SECURITY

            (a) Nothing in this deed merges, extinguishes, postpones, lessens or otherwise prejudicially affects:

                  (1) any Security Interest in favour of the Security Trustee or any Beneficiary at any time;

                  (2) any indemnity in favour of the Security Trustee or any Beneficiary contained in any Transaction Document; or

                  (3) any right, power, authority, discretion or remedy which the Security Trustee or any Beneficiary may have against a Group Party or any other person at any time.

            (b) No other Security Interest or Transaction Document held by the Security Trustee or any Beneficiary in any way prejudicially affects any right, power, authority, discretion or remedy of the Security Trustee or any Beneficiary under this deed.

      10.9  PRINCIPAL OBLIGATIONS

            This deed is:

            (a) a principal obligation and is not ancillary or collateral to any other Security Interest or other obligation however created; and

            (b) independent of, and unaffected by any other Security Interest or other obligation however created which the Security Trustee or any Beneficiary may hold at any time in respect of the Beneficiaries' Debt.

      10.10 CONTINUING INDEMNITIES

            (a) Each indemnity contained in this deed, is a continuing obligation despite:

                  (1)   any settlement of account; or

                  (2)   the occurrence of any other thing,

                  and remains in full force and effect until:

                  (3) the Beneficiary's Debt of all Beneficiaries have been paid or satisfied in full; and

                  (4)   each Transaction Document has been finally discharged.

            (b) Each indemnity in this deed, is an additional, separate and independent obligation and no one indemnity limits the generality of any other indemnity.

      10.11 NON-AVOIDANCE

            The provisions of this deed are not affected by anything which, but for this provision, might have that effect, including:

            (a) the respective times and dates upon which, or the order in which, any of the Transaction Documents were executed, delivered or registered;

            (b) the respective times and dates upon which, or the order in which, the debts and monetary liabilities comprising all or any part of any of the Beneficiaries' Debts are incurred or become due;

            (c) the enforcement or attempted enforcement of, or the exercise or attempted exercise of any other Power under, any of the Transaction Documents;

            (d) the repayment from time to time of all or any part of any of the Beneficiaries' Debts;

            (e) the fluctuation (including the reduction and subsequent increase) from time to time of all or any part of any of the Beneficiaries' Debts;

            (f)   a Beneficiary being or not being from time to time obliged to:

                  (1) perform its obligations under any Transaction Document at the request of, or for the benefit of any Group Party;

                  (2) do anything which may cause moneys to become due by any Group Party to that Beneficiary;

            (g) that all or any part of the Beneficiaries' Debt are contingent or prospective;

            (h) the appointment of a liquidator, Controller, trustee in bankruptcy or other similar officer to a Group Party or to all or any part of the assets of a Group Party;

            (i)   the liquidation or bankruptcy of a Group Party;

            (j) a person becoming or ceasing to be a Beneficiary or a Group Party; or

            (k) any provision of any statute or any rule of law or equity to the contrary.

      10.12 CUMULATIVE RIGHTS

            The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Security Trustee or any Controller.

      10.13 ASSIGNMENTS

            (a) A Debenture Holder may assign its rights under this deed to a permitted transferee of its Debenture in accordance with clause 6.8 but not otherwise.

            (b) The Parent or a Borrower may only assign or transfer any of its rights or obligations under this deed with the prior written consent of the Security Trustee.

      10.14 LIABILITY FOR TAXES AND EXPENSES

      The Parent must indemnify the Security Trustee against, and must pay the Security Trustee on demand the amount of, all Taxes (other than Excluded Taxes) and reasonable expenses incurred in connection with:

      (a) the negotiation, preparation, execution, stamping and registration of each Transaction Document to which it is party;

      (b) the transactions that each Transaction Document to which it is a party contemplates; and

      (c) any amendment to, or any consent, approval, waiver, release or discharge of or under, any Transaction Document to which it is a party, including legal expenses in all applicable jurisdictions on a full indemnity basis, travel costs, printing, telecommunications, stamp duties and other out-of-pocket expenses, and expenses incurred in engaging consultants.

11    GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

      11.1  GOVERNING LAW

            This deed is governed by the law in force in the Australian Capital Territory.

      11.2  SUBMISSION TO JURISDICTION

            Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

      11.3  SERVICE OF PROCESS

            Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 6.

12    COUNTERPARTS

      12.1  COUNTERPARTS

            This deed may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

SCHEDULE 1 - INITIAL BORROWERS

                                                                                                         JURISDICTION OF
     NAME OF INITIAL BORROWER                                 ADDRESS                                    INCORPORATION
     ------------------------                                 -------                                    ---------------
     Burns Philp Treasury (Australia) Limited ACN 003         Level 23                                   Australia
     731 986                                                  56 Pitt Street
                                                              SYDNEY  NSW  2000
                                                              AUSTRALIA

     Burns Philp Deutschland GmbH                             Wandsbeker Zollstrasse 59                  Germany
     (Reg. No. HRB 65911)                                     22041 HAMBURG
                                                              GERMANY

     Burns Philp Inc. (Fed 10#22-272392)                      c/- The Corporation Trust Company          United States of America
                                                              County of New Castle
                                                              1209 Orange Street
                                                              WILMINGTON  DE 19801
                                                              UNITED STATES OF AMERICA

     Burns Philp (New Zealand) Limited (AK 112484)            54 Ponsonby Road                           New Zealand
                                                              AUCKLAND
                                                              NEW ZEALAND

     Burns Philp Food Limited                                 31 Arlie Street                            Canada
                                                              Lasalle
                                                              QUEBEC  H8R1Z8
                                                              CANADA

     BPC1 Pty Limited ACN 101 665 918                         Level 23                                   Australia
                                                              56 Pitt Street
                                                              SYDNEY  NSW  2000
                                                              AUSTRALIA

s     BPCUS1 Inc.                                              c/- The Corporation Trust Company          United States of America
                                                              County of New Castle
                                                              1209 Orange Street
                                                              WILMINGTON  DE 19801
                                                              UNITED STATES OF AMERICA

SCHEDULE 2 - NOTICES

                                       PARENT AND BORROWERS
                                       Address:             Level 23
                                                            56 Pitt Street
                                                            Sydney NSW 2000

                                       Facsimile Number:    612 9247 3272

                                       SECURITY TRUSTEE

                                       Address:             Level 32
                                                            Grosvenor Place
                                                            225 George Street
                                                            Sydney  NSW 2000

                                       Facsimile Number:    612 9247 4913

SCHEDULE 3 - NOMINATION OF TRANSACTION DOCUMENTS

To:         The Security Trustee

From:       Burns, Philp & Company Limited

NOMINATION OF [BENEFICIARY/TRANSACTION DOCUMENT]

We refer to clause [2.5] of the Deed of Debenture Trust dated [ ] 2003 between us. We nominate:

      (a)   [[ ] as a Beneficiary under the Deed of Debenture Trust;]

      (b) the document described in the Schedule below (a copy or written description of which is attached to this notice), as amended, supplemented, replaced or novated from time to time, as a Priority [ ] Transaction Document for the purposes of the definition of TRANSACTION DOCUMENT in the Deed of Debenture Trust.

Please acknowledge receipt of this nomination by signing and returning the attached copy of this notice.

SCHEDULE

[Describe document nominated as a Transaction Document].


Signed for and on behalf of Burns, Philp & Company Limited

SCHEDULE 4 - FORM OF CO-TRUSTEE ACCESSION DEED

            THIS DEED POLL is made on [ ] 20[ ] by [ ] of [ ] ("CO-TRUSTEE").

            RECITALS

                  A. Under a deed entitled "Deed of Debenture Trust" dated [ ] between Burns, Philp & Company Limited, the entities listed in schedule 1 to that deed and J.P. Morgan Australia Limited ("DEBENTURE TRUST DEED") a person may become a Security Trustee by execution of a deed in the form of this deed.

                  B. The Co-Trustee wants to become a Security Trustee under the Security Trust Deed.

            THIS DEED POLL WITNESSES as follows:

            1.    INTERPRETATION

            1.1 Terms and expressions defined in the Debenture Trust Deed have the same meaning as in this deed poll.

            1.2 The following words have these meanings in this deed poll, unless the contrary intention appears:

                        "EXISTING SECURITY TRUSTEE" means the Security Trustee which is a signatory (or has otherwise become a party) to the Debenture Trust Deed and has not been released from that document.

            2.    RIGHTS AND OBLIGATIONS OF TRUSTEE

                  For valuable consideration including, among other things the payment by the Security Trustee to the Co-Trustee of $10.00 (receipt of which is acknowledged), the Co-Trustee severally with the Security Trustee irrevocably and unconditionally agrees to be bound by the terms and conditions of the Debenture Trust Deed subject to clause 3.3.

            3.    STATUS OF TRUSTEE

                  3.1 Subject to clause 3.3 the Co-Trustee irrevocably acknowledges and confirms that it becomes a "SECURITY TRUSTEE" as defined in, and for all purposes under, the Debenture Trust Deed as if named in and as a party to the Debenture Trust Deed from [the date of this deed/[date]], and accordingly is bound by the Debenture Trust Deed as a Security Trustee on and from that date.

                  3.2 Subject to clause 3.3 the Co-Trustee acknowledges that, unless otherwise agreed by the Security Trustee and any other co-trustee, it shall, without limitation, be severally liable (and will not be indemnified by the Security Trustee or any other co-trustee) under and in connection with this deed.

                  3.3 [Insert any limitations, restrictions or other specification of the co-trustee's rights and obligations under the Debenture Trust Deed, as determined by considerations specific to non-Australian jurisdictions.]

            4.    GOVERNING LAW

                  This deed poll is governed by the laws of the Australian Capital Territory.

            5.    BENEFIT OF DEED POLL

                  This deed poll is given in favour of and for the benefit of the Parent, the Borrowers, the Security Trustee and the Beneficiaries, the Existing Security Trustee, and persons claiming through the Parent, the Borrowers, the Security Trustee, the Beneficiaries or an Existing Security Trustee and their respective successors and permitted assigns.

            EXECUTED as a deed poll.

SCHEDULE 5 - FORM OF MASTER DEBENTURE

[BRIDGE TERM/ TERM/REVOLVING/US/ TERM B2/FURTHER MASTER DEBENTURE] (MASTER DEBENTURE)

Serial Number [ ]

[ ] (the BORROWERS)


Name Address and
Account Details
for each Debenture      Name of
Holder                 Borrower    Issue Date     Face Value Amount      Paid Up Amount         Maturity Date
------                 --------    ----------     -----------------      --------------         -------------
As recorded on the       [*]         [*]         In respect of each     In respect of each    (a)   In respect
Register                                         Debenture issued in    Debenture issued            of each
                                                 relation to this       in relation to              Debenture
                                                 Master Debenture,      this Master                 issued in
                                                 the Face Value         Debenture, the              relation to
                                                 Amount for that        Paid Up Amount for          this Master
                                                 Debenture as           that Debenture as           Debenture,
                                                 recorded on the        recorded in the             the Maturity
                                                 Register               Register                    Date for
                                                                                                    that
                                                                                                    Debenture as
                                                                                                    recorded in
                                                                                                    the Register; or

                                                                                             (b)    such other
                                                                                                    date on
                                                                                                    which the
                                                                                                    Paid Up
                                                                                                    Amount is
                                                                                                    payable in
                                                                                                    accordance
                                                                                                    with the
                                                                                                    Facility
                                                                                                    Agreement.


THIS MASTER DEBENTURE is constituted by the Deed of Debenture Trust (the DEBENTURE TRUST DEED) dated [*] between Burns, Philp & Company Limited, the Initial Borrowers listed in schedule 1 to that deed and J.P. Morgan Australia Limited (the SECURITY TRUSTEE)]. It is issued with the benefit of and subject to the Debenture Trust Deed, the [Bridge Term Facility Agreement/Term A Facility Agreement/Revolving Facility Agreement/US Subscription Agreement/Term B2 Subscription Agreement/Further Subscription Agreement] dated [**] between [ ] (FACILITY AGREEMENT) and the conditions endorsed on this Master Debenture.

THIS IS TO CERTIFY that:

(a) each person whose name and address is recorded in the Register as the registered holder of a [Bridge Term/Term/Revolving/US/Term B2/Further] Debenture subscribed for under the Facility Agreement is a Debenture Holder for the purposes of this Master Debenture (a DEBENTURE HOLDER);

(b) each [Bridge Term/Term/Revolving/US/Term B2/Further] Debenture subscribed for under the Facility Agreement is a Debenture for the purposes of this Master Debenture (a DEBENTURE);

(c) this Master Debenture evidences at any time the indebtedness of each Borrower to each Debenture Holder in respect of the Paid Up Amount of each Debenture issued by that Borrower and held by that Debenture Holder at that time;

(d)      each Borrower promises (subject to clause 7.2 of the Debenture Trust
         Deed) to pay to each Debenture Holder the aggregate of all Paid-Up Amounts of each Debenture issued by that Borrower and held by that Debenture Holder (together with interest and other amounts) at the times and in the amounts and calculated as provided in the Facility Agreement and any other relevant Transaction Documents;

(e) the Borrower shall make all payments in relation this Master Debenture in immediately available funds without set-off or counterclaim;

(f) subject to clause [ ] of the [Bridge Senior Funding Agreement/TLA Senior Funding Agreement/Facility Agreement], Debentures of a Debenture Holder may be assigned or transferred in whole or in part without the consent of the Security Trustee;

(g) each Borrower incurs obligations under this Master Debenture in consideration of each Debenture Holder subscribing for or accepting a novation or transfer of Debentures;

(h) terms defined in the Debenture Trust Deed and the Facility Agreement have the same meaning when used in this Master Debenture, unless otherwise defined; and

(i)      this Master Debenture is subject to the following conditions.


CONDITIONS

1        TRANSFER

         (a) A Debenture Holder may, subject to clause [ ] of the [Bridge Senior Funding Agreement/TLA Senior Funding Agreement/Facility Agreement], transfer all or part of its Debentures provided the transferee is not incorporated or resident in Victoria, by an instrument of transfer.

         (b) Each transfer by a Debenture Holder of all or part of its Debentures must be carried out in accordance with clause 6.8 of the Debenture Trust Deed and clause [ ] of the [Bridge Senior Funding Agreement/TLA Senior Funding Agreement/Facility Agreement].

2        BOTH PARTIES TO SIGN TRANSFER

         Every instrument of transfer must be signed by the Security Trustee, the transferor and transferee in New South Wales, the Australian Capital Territory or otherwise outside Victoria. The transferor is taken to remain the Debenture Holder of the relevant Debentures to which the transfer relates until the name of the transferee is entered in the Register in respect of those Debentures.

3        REGISTRATION REQUIREMENTS FOR TRANSFERS

         (a)      Every instrument of transfer must be:

                (1) delivered to the place of the Register for registration; and

                (2) accompanied by any evidence reasonably required by the Borrowers to prove the title of the transferor or his right to transfer the relevant Debentures.

         (b) If the Security Trustee and the Borrowers are satisfied that a transfer complies with paragraph (a):

                  (1) in the case of transfer of all the transferor's Debentures the Security Trustee will substitute the transferee's name for the transferor's name in the Register as Debenture Holder entitled to the Debentures compromised in the transfer;

                  (2) in the case of a partial transfer of the transferor's Debentures, the Security Trustee will update the Register with the transferor's new Debenture entitlement and the transferee's remaining Debenture entitlement and it will record in the Register the transferee's name as the Debenture Holder entitled to the Debentures compromised in the transfer.

         (c) Subject to the Debenture Trust Deed, the contents of the Register is conclusive as to the identity of Debenture Holders.

4        RETENTION OF TRANSFERS

         The Borrowers shall retain all instruments of transfer which are registered for a period of 7 years (either in their original form or in a micro-film copy) after receipt.

5        VICTORIAN PURCHASER

         If a Debenture Holder (DISPOSING DEBENTURE HOLDER) wants to dispose of all or part of its Debentures to a person who is incorporated or resident in Victoria (VICTORIAN DEBENTURE HOLDER) the following provisions will apply:

         (a) the Debenture Holder will notify the Security Trustee and the Borrowers of the Debentures being disposed of;

         (b) the disposal must be effected by way of novation or substitution in accordance with the [Bridge Senior Funding Agreement/TLA Senior Funding Agreement/Facility Agreement];

         (c) the Debenture Holder will deliver the relevant novation or substitution documentation in accordance with the [Bridge Senior Funding Agreement/TLA Senior Funding Agreement/Facility Agreement] for the relevant Debentures and the relevant commitment of the Debenture Holder to the Security Trustee; and

         (d) simultaneously with delivery of the relevant novation or substitution documentation under paragraph 5(c), the Security Trustee will amend the Register to reflect the revised entitlements to Debentures of the Disposing Debenture Holder and the Victorian Debenture Holder based on the commitment of the Disposing Debenture Holder which is novated to the Victorian Debenture Holder in accordance with the relevant novation or substitution documentation.

6        REPLACEMENT CERTIFICATE

         (a) If this Master Debenture is worn out or defaced then on its production to the Borrowers, the Borrowers may cancel it and may issue a new Master Debenture in its place.

         (b)      If:

                  (1) this Master Debenture is lost or if the Borrowers do not receive satisfactory proof of destruction of this Master Debenture; and

                  (2) the Borrowers receive an undertaking and/or security on terms as to evidence and indemnity and the payment of out-of-pocket expenses of the Borrowers in investigating evidence as the Borrowers require, the Borrowers shall issue a new Master Debenture.

         (c) An entry as to the issue of the new Master Debenture and indemnity (if any) shall be made in the Register. The new Master Debenture shall indicate that it is issued as a replacement certificate.

7        REDEMPTION

         (a) Any money paid by a Borrower to a Debenture Holder under or in connection with this Master Debenture will be applied in reduction of the Beneficiary's Debt owing to that Debenture Holder which is secured by this Master Debenture.

         (b) The Borrowers shall not redeem this Master Debenture unless and until all Beneficiary's Debt owing to each of the Debenture Holders has been paid in full or the Debenture Holders otherwise agree.

9        GOVERNING LAW AND JURISDICTION

         (a)      This Master Debenture is governed by the laws of New South
                  Wales.

         (c) Each Borrower irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.

         (d) Each Borrower irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

         (e) Each Borrower irrevocably waives any immunity in respect of its obligations under this deed that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.

         [Note - If preparing US or Term B2 Master Debenture, delete clause 9 above, and insert as a new clause 9:

         "This Master Debenture, and all Debentures issued hereunder, shall be governed by the law of the State of New York, and each Debenture issued hereunder shall constitute a security governed by Article 8 of the Uniform Commercial Code of the State of New York ("UCC"). The undersigned Borrower hereby specifies the law of the State of New York as the law governing the matters specified in Sections 8-110(a)(2) through (5) of the UCC, with the intent that New York constitute the "issuer's jurisdiction," as specified in Section 8-110(d) of the UCC, with respect to the undersigned Borrower for purposes of Article 8 and
         Article 9 of the UCC."]


EXECUTED and delivered as a Deed Poll.

DATED THIS    DAY OF         2003


BORROWERS

SIGNED, SEALED AND DELIVERED
for
[ ]

under power of attorney dated [ ]

by:


------------------------
Signature of attorney


------------------------
 Name of attorney
 and witnessed by:


------------------------
 Signature of witness


------------------------
 Name of witness


------------------------
 Occupation


------------------------
 City/town of residence

EXECUTION PAGE

    SIGNED, SEALED AND DELIVERED  by Helen Golding

    as attorney for BURNS, PHILP & COMPANY LIMITED under power of attorney dated 20 February 2003 in the presence of:

    /s/ Elizabeth Vuong
    ------------------------
    Signature of witness

                                            /s/ Helen Golding
                                            ------------------------------------
                                            By executing this deed the attorney
    Elizabeth Vuong                         states that the attorney has
    ------------------------                received no notice of revocation
    Name of witness (block letters)         of the power of attorney


    SIGNED, SEALED AND
    DELIVERED  by Helen Golding

    as attorney for BURNS PHILP TREASURY
    (AUSTRALIA) LIMITED under power of attorney dated 20 February 2003 in the presence of:

    /s/ Elizabeth Vuong
    ------------------------
    Signature of witness

                                            /s/ Helen Golding
                                            ------------------------------------
                                            By executing this deed the attorney
    Elizabeth Vuong                         states that the attorney has
    ------------------------                received no notice of revocation
    Name of witness (block letters)         of the power of attorney

    SIGNED, SEALED AND DELIVERED  by Helen Golding

    as attorney for BURNS PHILP
    DEUTSCHLAND GMBH under
    power of attorney dated 19 February 2003

    in the presence of:

    /s/ Elizabeth Vuong
    ------------------------
    Signature of witness

                                            /s/ Helen Golding
                                            ------------------------------------
                                            By executing this deed the attorney
    Elizabeth Vuong                         states that the attorney has
    ------------------------                received no notice of revocation
    Name of witness (block letters)         of the power of attorney


    SIGNED, SEALED AND DELIVERED  by Helen Golding

    as attorney for BURNS PHILP INC
    under power of attorney dated 20 February 2003

    in the presence of:

    /s/ Elizabeth Vuong
    ------------------------
    Signature of witness

                                            /s/ Helen Golding
                                            ------------------------------------
                                            By executing this deed the attorney
    Elizabeth Vuong                         states that the attorney has
    ------------------------                received no notice of revocation
    Name of witness (block letters)         of the power of attorney

    SIGNED, SEALED AND DELIVERED  by Helen Golding

    as attorney for BURNS PHILP
    (NEW ZEALAND) LIMITED
    under power of attorney dated 20 February 2003

    in the presence of:

    /s/ Elizabeth Vuong
    ------------------------
    Signature of witness

                                            /s/ Helen Golding
                                            ------------------------------------
                                            By executing this deed the attorney
    Elizabeth Vuong                         states that the attorney has
    ------------------------                received no notice of revocation
    Name of witness (block letters)         of the power of attorney


    SIGNED, SEALED AND DELIVERED  by Helen Golding

    as attorney for BURNS PHILP
    FOOD LIMITED under power of
    attorney dated 20 February 2003

    in the presence of:

    /s/ Elizabeth Vuong
    ------------------------
    Signature of witness

                                            /s/ Helen Golding
                                            ------------------------------------
                                            By executing this deed the attorney
    Elizabeth Vuong                         states that the attorney has
    ------------------------                received no notice of revocation
    Name of witness (block letters)         of the power of attorney

    SIGNED, SEALED AND DELIVERED  by Helen Golding

    as attorney for BPC1 PTY
    LIMITED under power
    of attorney dated 20 February 2003

    in the presence of:

    /s/ Elizabeth Vuong
    ------------------------
    Signature of witness

                                            /s/ Helen Golding
                                            ------------------------------------
                                            By executing this deed the attorney
    Elizabeth Vuong                         states that the attorney has
    ------------------------                received no notice of revocation
    Name of witness (block letters)         of the power of attorney


    SIGNED, SEALED AND DELIVERED  by Helen Golding

    as attorney for BPCUS1 INC under
    power of attorney dated 20 February 2003

    in the presence of:

    /s/ Elizabeth Vuong
    ------------------------
    Signature of witness

                                            /s/ Helen Golding
                                            ------------------------------------
                                            By executing this deed the attorney
    Elizabeth Vuong                         states that the attorney has
    ------------------------                received no notice of revocation
    Name of witness (block letters)         of the power of attorney

   SIGNED, SEALED AND DELIVERED  by Paul Roffey

    as attorney J.P. MORGAN
    AUSTRALIA LIMITED under
    power of attorney dated 28 October 1998

    in the presence of:

    /s/ Margaret Luby
    ------------------------
    Signature of witness

                                            /s/ Paul Roffey
                                            ------------------------------------
                                            By executing this deed the attorney
    Margaret Luby                           states that the attorney has
    ------------------------                received no notice of revocation
    Name of witness (block letters)         of the power of attorney